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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 2004


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2004, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-WMC1)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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
               Delaware                               333-106982                              06-1204982
               --------                               ----------                              ----------
    (State or Other Jurisdiction of                  (Commission                           (I.R.S. Employer
            Incorporation)                           File Number)                       Identification Number)

      1285 Avenue of the Americas
          New York, New York                            10019
          ------------------                            -----


Registrant's telephone number, including area code: (212) 713-2000
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                                       -2-

Item 5.           Other Events
                  ------------

Description of the Mortgage Pool

         Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Securitization Trust 2004-WMC1, Mortgage Pass-Through Certificates, Series 2004-WMC1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004, among the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer and trust administrator (the "Master Servicer" and the "Trust Administrator") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2004-WMC1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets," in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.



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                                       -3-

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         Exhibit No.                               Description
         -----------                               -----------
             99.2                   Collateral Term Sheets (as defined in Item
                                    5) that have been provided by UBS Securities
                                    LLC to certain prospective purchasers of MASTR Asset Backed Securities Trust 2004-WMC1, Mortgage Pass-Through
                                    Certificates, Series 2004-WMC1.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 26, 2004


                                             MORTGAGE ASSET SECURITIZATION
                                             TRANSACTIONS, INC.


                                             By: /s/ Glenn McIntyre
                                                 -------------------------
                                             Name:   Glenn McIntyre
                                             Title:  Director


                                             By: /s/ Steven Warjanka
                                                 -------------------------
                                             Name:   Steven Warjanka
                                             Title:  Director

                                                 Index to Exhibits
                                                 -----------------


                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
        99.2           Collateral Term Sheets (as defined in Item 5) that                             P
                       have been provided by UBS Securities LLC to certain
                       prospective purchasers of MASTR Asset Backed
                       Securities Trust 2004-WMC1, Mortgage Pass-
                       Through Certificates, Series 2004-WMC1.










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                                  EXHIBIT 99.2


                                 FILED BY PAPER